HOST FUNDING, INC.

                             ARTICLES SUPPLEMENTARY

                      SERIES A CONVERTIBLE PREFERRED STOCK
                    (Liquidation Preference $4.00 per share)


         Host Funding, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "SDAT") that:

         FIRST:

         1. Under a power contained in Article VI of the Corporation's Charter (inclusive of these Articles Supplementary, the "Charter"), the Board of Directors of the Corporation, by resolutions duly adopted by the Unanimous Written Consent of Directors in Lieu of Special Meeting dated September 30, 1999, classified and designated 2,000,000 shares of Preferred Stock (as defined in the Charter) as Series A Convertible Preferred Stock, $0.01 par value per share (the "Original Series A Preferred"), with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms, set forth in the Articles Supplementary filed with the SDAT on October 26, 1999.

         2. As of the date of these Articles Supplementary, no shares of the Original Series A Preferred have been issued by the Corporation.

         3. Under a power contained in Article VI of the Corporation's Charter, the Board of Directors of the Corporation, by resolution duly adopted by the Unanimous Written Consent of Directors in Lieu of Special Meeting dated as of December 15, 1999, reclassified and redesignated the Original Series A Preferred as Series A Convertible Preferred Stock, $0.01 par value per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms, which, upon any restatement of the Charter, shall be deemed to be a part of
Article VI of the Charter.

                      SERIES A CONVERTIBLE PREFERRED STOCK

                             A. CERTAIN DEFINITIONS

         Unless the context otherwise requires, the terms defined in this Paragraph A shall have, for all purposes of these Articles Supplementary, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

                  "ASE" shall mean the American Stock Exchange.

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Issue Date excluding those shares issued or issuable (i) upon conversion of the Series A Preferred Stock,
(ii) to officers, directors or employees of the Corporation pursuant to stock option plans or agreements on terms approved by the Board of Directors, (iii) as a dividend or distribution on Series A Preferred Stock or (iv) for which an adjustment of the Conversion Ratio is made on the Series A Preferred Stock pursuant to these Articles Supplementary.

                  "Board of Directors" shall mean the Board of Directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Series A Preferred Stock.

                  "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in San Francisco, California are authorized or required by law, regulation or executive order to close.

                  "Bylaws" means the bylaws of the Corporation.

                  "Charter" shall have the meaning set forth in the recital to these Articles Supplementary.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Common Stock" shall mean the shares of Class A Common Stock, $0.01 par value per share, of the Corporation.

                  "Constituent Person" shall have the meaning set forth in subsection (e) of subparagraph 6 of paragraph B.

                  "Conversion Ratio" shall have the meaning set forth in subsection (a) of subparagraph 6 of paragraph B.

                  "Convertible Securities" means any evidences of indebtedness, shares of stock (other than Common Stock and Series A Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                  "Corporation" shall have the meaning set forth in the recital to these Articles Supplementary.

                  "Current Market Price" of a share of publicly traded Common Stock or any other class of shares of stock or other security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way, on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the ASE or, if such security is not listed or admitted for trading on the ASE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ Stock Market or, if such security is not quoted on the NASDAQ Stock Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any New York Stock Exchange member firm regularly making a market in such security and selected for such purpose by the Board of Directors or, if such security is not so listed or quoted, as determined in good faith by the Board of Directors.

                  "Distribution Payment Date" shall have the meaning set forth in subparagraph 3 of paragraph B.

                  "Distribution Period" shall have the meaning set forth in subparagraph 3 of paragraph B.

                  "Event" shall have the meaning set forth in subsection (d) of subparagraph 7 of paragraph B.

                  "Fair Market Value" shall mean the fair market value as determined in good faith by the Board of Directors.

                  "Issue Date" shall mean the first date on which Series A Preferred Stock is issued.

                  "Junior   Shares"   shall  have  the   meaning  set  forth  in
subparagraph 2 of paragraph B.

                  "Liquidation Preference" shall have the meaning set forth in subsection (a) of subparagraph 4 of paragraph B.

                  "Non-Electing Share" shall have the meaning set forth in subsection (e) of subparagraph 6 of paragraph B.

                  "Options" means rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                  "Parity   Shares"   shall  have  the   meaning  set  forth  in
subparagraph (2) of paragraph B.

                  "Person" shall mean an individual,  corporation,  partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                  "Record Date" shall have the meaning set forth in subparagraph 3 of paragraph B.

                  "Redemption   Date"  shall  have  the  meaning  set  forth  in
subsection (b) of subsection 8 of paragraph B.

                  "Redemption Notice" shall have the meaning set forth in subsection (b) of subsection 8 of paragraph B.

                  "Redemption Price" shall have the meaning set forth in subsection (a) of subsection 8 of paragraph B

                  "Securities" shall have the meaning set forth in subsection
(d)(iii) of subparagraph 6 of paragraph B.

                  "Series A Preferred Stock" shall mean the Corporation's Series A Convertible Preferred Stock, $.01 par value per share, liquidation preference $4.00 per share, as classified by these Articles Supplementary.

                  "Set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to the authorization of distributions by the Board of Directors, the allocation of funds to be paid on any class of shares of stock; provided, however, that if any funds for any class of Junior Shares or any Parity Shares are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series A Preferred Stock shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

                  "Trading Day" shall mean any day on which the securities in question are traded on the ASE, or if such securities are not listed or admitted for trading on the ASE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ Stock Market, or if such securities are not quoted on such NASDAQ Stock Market, in the applicable securities market in which the securities are traded.

                  "Transaction"  shall have the meaning set forth in  subsection
(e) of subparagraph 6 of paragraph B hereof.

                  "Transfer Agent" shall mean American Stock Transfer or such other agent or agents of the Corporation as may be designated by the Board of Directors or their designee as the transfer agent for the Series A Preferred Stock.

                           B. SERIES A PREFERRED STOCK

1.       Number.

         The number of shares of Series A Preferred Stock shall be 2,000,000.

2.       Relative Seniority.

         In respect of rights to receive distributions and to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock shall rank pari passu with any other shares of preferred stock of the Corporation (the "Parity Shares"), and will rank senior to the Common Stock and any other class or series of shares of stock of the Corporation ranking, as to distributions and upon liquidation, junior to the Parity Shares (collectively, the "Junior Shares").

3.       Distributions.

         The holders of the then outstanding shares of Class A Preferred Stock shall be entitled to receive, when, and as authorized by the Board of Directors out of any funds legally available therefor, cumulative cash distributions in an amount per share equal to $0.09 per quarter (equal to a rate of 9% of the Liquidation Preference per annum). Quarterly dividends on the Class A Preferred Stock are payable as authorized by the Board of Directors on the fourth Tuesday of January, April, July and October of each year, commencing on or about April 25, 2000 (each such day being hereinafter called a "Distribution Payment Date" and each period ending on a Distribution Payment Date being hereinafter called a "Distribution Period"), with respect to each Distribution Period, to stockholders of record as they appear on the share transfer records of the Corporation at the close of business on the dividend record dates authorized by the Board of Directors, or if none are authorized, on the last Friday of December, March, June and September (each, a "Record Date"). The amount of any distribution payable for the initial Distribution Period and for any other
Distribution Period greater or less than a full calendar quarter shall be prorated and computed on the basis of a three hundred and sixty (360) day year of twelve (12), thirty (30) day months. Distributions on each share of Class A Preferred Stock shall accrue and be cumulative from and including the Issue Date thereof, whether or not (i) distributions on such shares are earned or declared or (ii) on any Distribution Payment Date there shall be funds legally available for the payment of distributions. Distributions paid on the shares of Class A Preferred Stock in an amount less than the total amount of such distributions at the time accrued and payable on such shares shall be allocated pro rata on a per share basis among all such shares at the time outstanding. Distributions on account of any arrearage for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution, as may be fixed by the Board of Directors.

         The amount of any distributions accrued on any share of Class A Preferred Stock at any Distribution Payment Date shall be the amount of any unpaid distributions accumulated thereon through and during such Distribution Period, to and including such Distribution Payment Date, whether or not earned or declared, and the amount of distributions accrued on any share of Class A

Preferred Stock at any date other than a Distribution Payment Date shall be equal to the sum of the amount of any unpaid distributions accumulated thereon, to and including the last preceding Distribution Payment Date, whether or not earned or declared, together with interest thereon from the Distribution Payment Date. Accrued but unpaid distributions will bear interest at the rate of nine percent (9%).

         If any shares of Class A Preferred Stock are outstanding, no full distributions shall be declared or paid or set apart for payment on any other class of Parity Shares or Junior Shares for any period unless full cumulative distributions have been declared and paid or declared and a sum sufficient for the payment thereof has been set apart for payment on the Class A Preferred Stock for all past distribution periods and the then current distribution period. If distributions are not paid in full, or not declared in full and a sum sufficient for such full payment is not set apart for payment thereof, upon the Class A Preferred Stock and any class of Parity Shares, no distributions may be paid on Junior Shares and all distributions declared upon the Class A Preferred Stock and upon any other class of Parity Shares shall be paid or declared pro rata so that in all cases the amount of distributions paid or declared per share on the Class A Preferred Stock and Parity Shares shall bear to each other the same ratio that accumulated distributions per share, including distributions accrued or in arrears, if any, on the Class A Preferred Stock and Parity Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the Class A Preferred Stock have been paid or declared and a sum sufficient for such full payment set apart for payment for all past distribution periods and the then current distribution period, no distributions shall be declared or paid or set apart for payment or other distribution upon the Common Stock, or, except as provided above, on any other Junior Shares or Parity Shares, nor shall any Common Stock or any other Junior Shares or Parity Shares be redeemed, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any such shares) by the Corporation or any subsidiary of the Corporation.

         Except as provided in these Articles Supplementary, the Class A Preferred Stock shall not be entitled to participate in the earnings or assets of the Company.

4.       Liquidation Preference.

         (a) Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the holders of the shares of Series A Preferred Stock then outstanding shall be entitled to receive and to be paid out of the assets of the Corporation legally available for distribution to its stockholders, before any payment or distribution shall be made on any Junior Shares, the amount of $4.00 per share of Series A Preferred Stock (the "Liquidation Preference"), plus accrued and unpaid distributions thereon.

         (b) After the payment to the holders of the Series A Preferred Stock of the full preferential amounts provided for in this subparagraph 4, the holders of the Series A Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.

         (c) If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the preference amounts payable with respect to the Series A Preferred Stock and any Parity Shares are not paid in full, no payment will be made to any holder of Junior Shares and the holders of the Series A Preferred Stock and of such Parity Shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts provided for in this paragraph B to which they are entitled.

         (d) In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise is permitted under the Maryland General Corporation Law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Series A Preferred Stock.

5.       Reclassification of Converted Shares; Shares to be Retired.

         (a) All shares of Series A Preferred Stock which shall have been converted pursuant to subparagraph 6 herein shall automatically be converted into shares of Common Stock. The number of shares of Common Stock issuable upon conversion shall be determined in accordance with subparagraph 6 hereof.

         (b) All shares of Series A Preferred Stock which shall have been issued and reacquired in any manner by the Corporation shall be restored to the status of authorized but unissued Preferred Stock, without designation as to class.

6.       Conversion.

         Holders of shares of Series A Preferred Stock shall have the right to convert all or a portion of such shares into shares of Common Stock, as follows:

         (a) Subject to and upon compliance with the provisions of this subparagraph 6, a holder of shares of Series A Preferred Stock shall have the right, exercisable at any time after December 23, 2002, to convert such shares into fully paid and nonassessable shares of Common Stock on the date provided for in the last paragraph of subsection (b) of this subparagraph 6 by surrendering such shares to be converted, such surrender to be made in the manner provided in subsection (b) of this subparagraph 6. Each share of Series A Preferred Stock may be converted into one (1) fully paid and non- assessable share of Common Stock (the "Conversion Ratio"), as such Conversion Ratio may be adjusted as provided herein.

         (b) In order to exercise the conversion right, the holder of each share of Series A Preferred Stock to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer

                  Agent, accompanied by written notice to the Corporation that the holder thereof elects to convert such share of Series A Preferred Stock. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Series A Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized agent. Holders of shares of Series A Preferred Stock at the close of business on a Record Date shall be entitled to receive the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding the conversion thereof following such Record Date and prior to such Distribution Payment Date. A holder of shares of Series A Preferred Stock on a Record Date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on or prior to such Distribution Payment Date will receive the distribution payable by the Corporation on such shares of Series A Preferred Stock on such Distribution Payment Date.

                  As promptly as practicable after the surrender of certificates for shares of Series A Preferred Stock as aforesaid, the Corporation shall issue and shall deliver (or shall cause the issuance and delivery) at such office to such holder, or on written order of the holder, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this subparagraph 6, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in subsection (c) of this subparagraph 6. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series A Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date.

         (c) No fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of shares of the Series A Preferred Stock. Instead of any fractional interest in a share of Common Stock that would otherwise be deliverable upon the conversion of a share of Series A Preferred Stock, the Corporation shall pay to the holder of such share an amount in cash equal to the amount determined by multiplying the fraction of such share of Common Stock by the

                  Current Market Price of shares of Common Stock on the Trading Day immediately preceding the date of conversion. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

        (d) The Conversion Ratio shall be adjusted from time to time as follows:

                  (i) If the Corporation shall after the Issue Date (A) subdivide its outstanding shares of Common Stock into a greater number of shares or (B) combine its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, effective immediately after the opening of business on the next Business Day following the effective date of a subdivision or reclassification, as the case may be. Such adjustment(s) shall be made successively whenever any of the events listed above shall occur.

                  (ii) If the Corporation shall after the Issue Date (A) make a distribution to holders of any class of shares of stock of the Corporation in Common Stock or (B) issue any shares of stock by reclassification of its Common Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased, effective immediately after the opening of business on the Business Day next following the record date for such issuance. Such adjustment(s) shall be made successively whenever any of the events listed above shall occur.

                  (iii) If the Corporation shall issue or sell after the Issue Date, Additional Shares of Common Stock at a price less than $3.00 per share, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased, effective immediately after the opening of business on the Business Day next following the date of such issuance or sale. Such adjustment(s) shall be made successively upon each additional issuance or sale of Additional Shares of Common Stock.

                  (iv) If the Corporation shall issue after the Issue Date, Options or Convertible Securities entitling the holder thereof to acquire shares of Common Stock, whether by exercise, conversion, or exchange, at a price less than $3.00 per share, the shares of Common Stock issuable with respect to any such Option or Convertible Securities, shall be deemed to be Additional Shares of Common Stock at the time of issuance of such Common Stock, and the Conversion Ratio shall be adjusted as provided in subsection
                           (d)(iii) of this subparagraph 6.

         (e) If the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all of the shares of Common Stock, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which subsection (d)(i) of this subparagraph 6 applies (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive
                  shares,  stock,   securities  or  other   property (including
                  cash  or  any  combination   thereof),  each   share   of
                  Series A Preferred  Stock which  is   not   converted   into
                  the right to receive shares, stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares, stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such Transaction, assuming such holder of shares of Common Stock (i) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an affiliate of a Constituent Person and (ii) failed to exercise such holder's rights of election, if any, as to the kind or amount of shares, stock, securities and other property (including cash) receivable upon consummation of such Transaction (each a "Non-Electing Share") (provided that if the kind or amount of shares, stock, securities and other property (including cash) receivable upon consummation of such Transaction by each Non-Electing Share is not the same for each Non-Electing Share, then the kind and amount of shares, stock, securities and other property
                  (including cash) receivable upon consummation of such Transaction for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this subsection (e), and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Stock, that will require such successor or purchasing entity, as the case may be, to make provision in its certificate or articles of incorporation or other constituent documents to the end that the provisions of this subsection (e) shall thereafter correspondingly be made applicable as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable upon conversion of the Series A Preferred Stock. The provisions of this subsection (e) shall similarly apply to successive Transactions.

         (f)      If:

                  (i) the Corporation shall declare a distribution on the Common Stock other than in cash out of current earnings applicable to Common Stock, determined on the basis of the most recent annual or quarterly consolidated balance sheet of the Corporation and its consolidated subsidiaries available at the time of the declaration of the distribution; or

                  (ii) the Corporation shall authorize the issuance of Additional Shares of Common Stock; or

                  (iii) the Corporation shall authorize the issuance of Options or Convertible Securities; or

                  (iv) there shall be any reclassifications of the Common Stock or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or a statutory share exchange involving the conversion or exchange of shares of Common Stock into securities or other property, or a self tender offer by the Corporation for all or substantially all of its outstanding shares of Common Stock, or the sale or transfer of all or substantially all of the assets of the Corporation as an entity and for which approval of any stockholder of the Corporation is required; or

                  (v)      there  shall  occur  the  voluntary  or   involuntary
                           liquidation,   dissolution   or  winding  up  of  the
                           Corporation;

                  then the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of the Series A Preferred Stock at their addresses as shown on the share records of the Corporation, as promptly as possible, but at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (A) the record date as of which the holders of Common Stock of record to be entitled to such distribution or grant of Options or Convertible Securities are to be determined; or (B) the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution or winding up. Failure to give or receive such notice or any defect therein shall not affect the legality or validity of the proceedings described in this subparagraph 6.

         (g) Whenever the Conversion Ratio is adjusted as herein provided, the Corporation shall promptly prepare a notice of such adjustment of the Conversion Ratio setting forth the adjusted Conversion Ratio and the effective date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Ratio to the holder of each share of Series A Preferred Stock at such holder's last address as shown on the share records of the Corporation.

         (h) In any case in which subsection (d) of this subparagraph 6 provides that an adjustment shall become effective on the date next following the record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any shares of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such conversion before giving effect to such adjustment and (B) fractionalizing any share of Series A Preferred Stock and/or paying to such holder any amount of cash in lieu of any fraction pursuant to subsection (c) of this subparagraph 6.

         (i) If any action or transaction would require adjustment of the Conversion Ratio pursuant to more than one subsection of this subparagraph 6, only one adjustment shall be made, and such adjustment shall be the amount of adjustment that has the highest absolute value to the holders of the Series A Preferred Stock.

         (j) If the Corporation shall take any action affecting the Common Stock, other than an action described in this subparagraph
                  (6), that in the opinion of the Board of Directors would materially and adversely affect the conversion rights of the holders of the Series A Preferred Stock, the Conversion Ratio for the Series A Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, in its sole discretion, may determine to be equitable in the circumstances.

         (k) The Corporation will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of effecting conversion of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series A Preferred Stock not theretofore converted. For purposes of this subsection (k), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series A Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

                  Any Common Stock issued upon conversion of the Series A Preferred Stock shall be validly issued, fully paid and nonassessable. The Corporation shall use its best efforts to list the Common Stock required to be delivered upon conversion of the Series A Preferred Stock, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

                  Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of shares of Series A Preferred Stock, the Corporation shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

         (l) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Stock or other securities or property on conversion of shares of Series A Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Stock or other securities or property in a name other than that of the holder of the Series A Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

         (m) In addition to the foregoing adjustments, the Corporation shall be entitled to make such reductions in the Conversion Ratio, in addition to those required herein, as it in its discretion considers to be advisable in order that any share distributions, subdivisions of shares, reclassification or combination of shares, distribution of rights, options, warrants to purchase shares or securities, or a distribution of other assets (other than cash distributions) will not be taxable to the holders of the Series A Preferred Stock, or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

7.       Voting Rights and Directors.

         (a) Except as set forth in this subparagraph 7 below, holders of Series A Preferred Stock shall be entitled to that number of votes equal to the number of shares of Common Stock into which a share of Series A Preferred Stock may then be converted, and holders of Series A Preferred Stock shall vote together as a single voting group with the holders of Common Stock on all matters submitted or required to be submitted to the Corporation's common stockholders for approval. Holders of Series A Preferred Stock shall be entitled to receive notice of any meeting of stockholders of the Corporation.

         (b) The holders of the Series A Preferred Stock, voting together as a separate class, shall have the right to elect, at each annual stockholders meeting of the Corporation, two (2) members of the Board of Directors. In the case of any vacancy in the office of a director occurring among the directors elected by the holders of the Series A Preferred Stock, the remaining director so elected by the holders of the Series A Preferred Stock shall be entitled to appoint a successor to hold office for the unexpired term of the director whose place shall be vacant. Any director who shall have been elected by the holders of the Series A Preferred Stock or any director so appointed as provided in the preceding sentence, may be removed during his or her term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Series A Preferred Stock.

         (c) The affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock voting as a single voting group, or the written consent of holders of a majority of the shares of Series A Preferred Stock, shall be necessary for authorizing, effecting or validating any of the following:

                  (i) the merger or consolidation of the Corporation or any subsidiary of the Corporation with any other entity or the sale, conveyance or other disposition of all or any substantial part of the Corporation's assets to any other person or entity;

                  (ii) the issuance of any shares of Series A Preferred Stock after the Issue Date of the initial shares of Series A Preferred Stock;

                  (iii) any increase or decrease (other than by redemption or conversion) in the total number of authorized shares of Series A Preferred Stock or any other class or series of the Corporation's preferred stock;

                  (iv) the issuance of any shares of Common Stock at a price less than $3.00 per share;

                  (v) the issuance of any Options or Convertible Securities which may be convertible into shares of Common Stock at a price less than $3.00 per share;

                  (vi) all matters required by law to be approved by the holders of the Series A Preferred Stock as a separate voting group;

                  (vii) any amendment, alteration, or deletion of any of the rights, preferences or privileges of the Series A Preferred Stock;

                  (viii) the voluntary dissolution, liquidation or winding up of the Corporation or the sale, lease, transfer or conveyance of all or any substantial part of the assets of the Corporation;

                  (ix) any increase or decrease in the number of directors comprising the Board of Directors as of the date of acceptance of these Articles Supplementary by the SDAT; and

                  (x) any act or proposed transaction by the Corporation that would commit financial resources of the Corporation to the extent that the holders of the Series A Preferred Stock reasonably anticipate would dilute the value of the Series A Preferred Stock or materially and adversely affect the ability of the Corporation to redeem the Series A Preferred Stock pursuant to sub- paragraph 8 below.

         (d) As long as any shares of Class A Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the holders of the Class A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (with the holders of the Class A Preferred Stock voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class of shares of stock ranking prior to the Class A Preferred Stock with respect to the payment of distributions or the distribution of assets upon liquidation, dissolution or winding up or reclassify any authorized shares of stock of the Corporation into such shares, or create, authorize or issue any Options or Convertible Securities evidencing the right to purchase any such shares; or (ii) amend, alter or repeal the provisions of the Charter or these Articles Supplementary for the Class A Preferred Stock whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely
                  affect  any  right,   preference, privilege or voting power of
                  the Class A Preferred Stock.

8.       Redemption of Series A Preferred Stock.

         (a) At any time after December 23, 2002, any holder of Series A Preferred Stock shall have the right, exercisable at the holder's option, to require the Corporation to redeem from time to time all or any part of the holder's Series A Preferred Stock, upon notice duly given to the Corporation as hereinafter specified, at the redemption price of $4.00 per share plus all accrued and unpaid cash dividends thereon (the "Redemption Price").

         (b) Any holder of Series A Preferred Stock demanding redemption pursuant to this subparagraph 8 shall send written notice of such demand (the "Redemption Notice") to the Secretary of the Corporation addressed to the Corporation's principal office setting forth the number of shares of Series A Preferred Stock to be redeemed. Delivery of and payment for the shares of Series A Preferred Stock to be redeemed shall be made at the principal office of the Corporation on the Redemption Date. The "Redemption Date" as used in this subparagraph 8 shall mean a date designated by the Corporation for
                  redemption  of the Series A Preferred  Stock   which  date
                  shall  be  within  ten  (10)  days  from   the  date   of
                  receipt of the Redemption Notice. On the Redemption Date the holder of the Series A Preferred Stock demanding redemption shall deliver to the Corporation the certificate or certificates representing the shares of Series A Preferred Stock to be redeemed, duly endorsed, against payment for such shares by the Corporation by certified check or other immediately available funds in the amount of the aggregate Redemption Price.

                          C. EXCLUSION OF OTHER RIGHTS

         The Series A Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, other than those specifically set forth in these Articles Supplementary (as such Articles Supplementary may be amended from time to time) and in the Charter. The Series A Preferred Stock shall have no preemptive or subscription rights.

                           D. HEADINGS OF SUBDIVISIONS

         The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                          E. SEVERABILITY OF PROVISIONS

         If any voting powers, preferences or relative, participating, optional and other special rights of the Series A Preferred Stock or qualifications, limitations or restrictions thereof set forth in these Articles Supplementary (as such Articles Supplementary may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series A Preferred Stock and qualifications, limitations and restrictions thereof set forth in these Articles Supplementary (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences or relative, participating, optional or other special rights of Series A Preferred Stock or qualifications, limitations and restrictions thereof shall be given such effect. None of the voting powers, preferences or relative participating, optional or other special rights of the Series A Preferred Stock or qualifications, limitations or restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences or relative, participating, optional or other special right of Series A Preferred Stock or qualifications, limitations or restrictions thereof unless so expressed herein.

         SECOND: These Articles Supplementary were duly adopted by the Board of Directors of the Corporation in the manner and by the vote required by law.

         THIRD: The undersigned President acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

                            [SIGNATURE PAGE FOLLOWS]

         IN  WITNESS   WHEREOF,   the  Corporation  has  caused  these  Articles
Supplementary to be executed under seal in the name and on its behalf by its President and attested to by its Secretary on this 17th day of December, 1999.

HOST FUNDING, INC., a Maryland corporation

By: /s/ Michael S. McNulty
Name:   Michael S. McNulty
Title:   President

ATTEST:

/s/ John G. Rebensdorf
John G. Rebensdorf, Assistant Secretary